UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                FORM N-CSR

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number 811-03534

Name of Fund:  Merrill Lynch U.S.A. Government Reserves

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief Executive
       Officer, Merrill Lynch U.S.A. Government Reserves, 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 08/31/06

Date of reporting period: 09/01/05 - 08/31/06

Item 1 -   Report to Stockholders


Annual Report
August 31, 2006


Merrill Lynch
U.S.A. Government
Reserves



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-441-7762; (2) at www.blackrock.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.blackrock.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.


Merrill Lynch U.S.A. Government Reserves
Box 9011
Princeton, NJ 08543-9011


(GO PAPERLESS...logo)
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Merrill Lynch U.S.A. Government Reserves


Important Tax Information


Of the ordinary income distributions paid by Merrill Lynch U.S.A. Government Reserves during the year ended August 31, 2006, 18.81% was attributable to federal obligations.

The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax adviser to determine if any portion of the dividends you received is exempt from state income tax.


            Interest-Related Dividends for Non-U.S. Residents

Month Paid:       September 2005                            70.27%*
                  October 2005 - December 2005              70.24%*
                  January 2006 - August 2006               100.00%*

 * Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for non-resident aliens and foreign corporations.



Proxy Results


During the six-month period ended August 31, 2006, Merrill Lynch U.S.A. Government Reserves' shareholders voted on the following proposals. Proposals 1 and 3 were approved at a shareholders' meeting on August 31, 2006. A description of the proposals and number of shares voted were as follows:


                                                         Shares Voted       Shares Voted       Shares Voted
                                                             For              Against            Abstain
1. To approve a new investment advisory agreement.        67,858,440        3,164,430           4,088,293

3. To approve a contingent subadvisory agreement.         67,697,480        3,331,422           4,082,262



MERRILL LYNCH U.S.A. GOVERNMENT RESERVES                        AUGUST 31, 2006



A Letter to Shareholders


Dear Shareholder

It is my pleasure to welcome you to BlackRock.

On September 29, 2006, BlackRock, Inc. ("BlackRock") and Merrill Lynch Investment Managers, L.P. ("MLIM") united to form one of the largest asset management firms in the world. Now with more than $1 trillion in assets under management, over 4,000 employees in 18 countries and representation in key markets worldwide, BlackRock's global presence means greater depth and scale to serve you.

The new BlackRock unites some of the finest money managers in the industry. Our ranks include more than 500 investment professionals globally - portfolio managers, research analysts, risk management professionals and traders. With offices strategically located around the world, our investment professionals have in-depth local knowledge and the ability to leverage our global presence and robust infrastructure to deliver focused investment solutions. BlackRock's professional investors are supported by disciplined investment processes and best-in-class technology, ensuring that our portfolio managers are well equipped to research, uncover and capitalize on the opportunities the world's markets have to offer.

The BlackRock culture emphasizes excellence, teamwork and integrity in the management of a variety of equity, fixed income, cash management, alternative investment and real estate products. Our firm's core philosophy is grounded in the belief that experienced investment and risk professionals using disciplined investment processes and sophisticated analytical tools can consistently add value to client portfolios.

As you probably are aware, former MLIM investment products now carry the "BlackRock" name. This is reflected in newspapers and online fund reporting resources. Your account statements will reflect the BlackRock name beginning with the October month-end reporting period. Unless otherwise communicated to you, your funds maintain the same investment objectives that they did prior to the combination of MLIM and BlackRock. Importantly, this union does not affect your brokerage account or your relationship with your financial advisor. Clients of Merrill Lynch remain clients of Merrill Lynch.

We view this combination of asset management leaders as a complementary union that reinforces our commitment to shareholders. Individually, each firm made investment performance its single most important mission. Together, we are even better prepared to capitalize on market opportunities on behalf of our shareholders. Our focus on investment excellence is accompanied by an unwavering commitment to service, enabling us to assist clients, in cooperation with their financial professionals, in working toward their investment goals. We thank you for allowing us the opportunity, and we look forward to serving your investment needs in the months and years ahead as the new BlackRock.


Sincerely,


(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
Vice Chairman
BlackRock, Inc.


   Data, including assets under management, are as of June 30, 2006.



MERRILL LYNCH U.S.A. GOVERNMENT RESERVES                        AUGUST 31, 2006


A Discussion With Your Fund's Portfolio Manager


We maintained a relatively conservative approach and ample liquidity as the Federal Reserve Board advanced its interest rate-hiking program throughout the year, before pausing on August 8, 2006.


How did the Fund perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended August 31, 2006, Merrill Lynch U.S.A. Government Reserves (the Fund) paid shareholders a net annualized dividend of 3.49%. For the six-month period ended August 31, 2006, the Fund paid shareholders a net annualized dividend of 4.06%. The Fund's seven-day yield as of August 31, 2006 was 4.08%.

The Fund's weighted average maturity at August 31, 2006 was 21 days. This compared to 37 days at February 28, 2006 and 35 days at August 31, 2005.

Throughout the year, we endeavored to remain competitive while maintaining the Fund's average life within a relatively conservative range. Our overall appetite for longer-dated securities waned as it became apparent that the Federal Reserve Board (the Fed) was not through with its interest rate-hiking campaign.

The Fed advanced its monetary tightening campaign with seven quarter-point interest rate hikes during the 12-month period. This brought the federal funds rate to 5.25% by period-end. The economy remained resilient in the final four months of 2005 despite uncertainty regarding the impact of Hurricanes Katrina and Rita. In the first quarter of 2006, economic activity accelerated, with gross domestic product (GDP) advancing at a rate of 5.6%, before declining substantially to 2.9% in the second quarter as the effects of the Fed's two-year tightening campaign began to take hold.

The slowdown in growth is attributed largely to a downturn in the U.S. housing market and its ancillary effects on the economy. Inflation also was a key variable during the period as it continued to trend above the Fed's target levels until recent months. Energy costs, which were higher during early spring, came down recently amid a less frenetic hurricane season. This was evidenced by a late summer decline in gas prices. Gasoline peaked at an average cost of $3.04 per gallon on August 7, 2006, and ended the period at an average $2.73 per gallon. Another telling indicator of economic activity has been lackluster job growth. Although independent surveys have suggested higher employment numbers, they have failed to materialize. Taken together, all of these developments gave the Fed reason to believe it could pause. After 17 consecutive interest rate hikes since June 2004, the central bank opted not to increase the federal funds rate at its August 8 meeting.

Until the August Fed meeting, there was always the anticipation of another interest rate hike. As a result, market yields rarely caught up to financing levels. This gave us little reason to extend the Fund's maturity. In addition, issuance of U.S. Treasury securities tended to favor longer maturities. The limited supply on the short end further curtailed our incentive to participate in the Treasury bill market (those securities with maturities of six months or less).

Finally, it is worth commenting on the shape of the Treasury yield curve. After flattening dramatically during the course of the Fed's interest rate-hiking campaign, the curve inverted for the first time in five years in early 2006 and then toyed with intermittent bouts of inversion. In the latter six months of the fiscal year, the greatest yield increase was seen in Treasury bills, which rose an average of 40 basis points (.40%). Meanwhile, rates in the two-year sector rose only 10 basis points, while the federal funds rate rose 75 basis points.


How did you manage the Fund during the period?

We maintained a conservative stance throughout the fiscal year, but especially in the latter six months given the tight relationship between financing levels and the federal funds rate, coupled with the expectation of rising interest rates. Against this backdrop, we believed it was prudent to avoid venturing into longer-dated securities. We brought the Fund's weighted average maturity down to the 20-day area on the heels of the first quarter GDP report. At this point, given the strength of the economy, it seemed that a Fed pause was not imminent. We maintained the Fund's weighted average maturity within a conservative range throughout the remainder of the period.



MERRILL LYNCH U.S.A. GOVERNMENT RESERVES                        AUGUST 31, 2006



By keeping the average life relatively short, we were able to roll more quickly into current yields as interest rates rose. We took opportunities to extend the portfolio's maturity only when we believed market yields, particularly in the six-month to one-year sectors, would exceed financing levels for a reasonable period of time. However, the Treasury calendar favored longer-dated notes (those with maturities of 2 years - 30 years) over Treasury bills and, therefore, did not present much opportunity for us to invest in the Treasury bill sector. As a result, we chose to maintain our holdings in repurchase agreements (roughly 80% of portfolio assets) and used the balance of the portfolio to add incremental yield as opportunities presented themselves in the six-month - one-year sectors.


How would you characterize the Fund's position at the close of the period?

We believe the market currently is oversold. While the Fed has not completely removed the specter of higher interest rates, the federal funds futures market is now anticipating an interest rate cut in the first quarter of 2007. However, the Fed has pledged data dependence in determining future monetary policy and, in our view, we have not seen enough economic data that would support an easing. In fact, while energy costs recently declined, we have yet to see that transfer to unit labor costs. Three Fed meetings remain in 2006 (in September, October and December), and we expect the central bank to carefully consider monetary policy at each juncture. At this point, after focusing on inflationary fears for some time, Fed Chairman Bernanke has expressed more concern about economic growth.

Looking ahead, we anticipate that Treasury supply will continue to favor longer-term securities in the third quarter. However, net new issuance in the fourth quarter is expected to increase substantially, and we anticipate that the Treasury will emphasize bills over longer-dated maturities. With the amount of new money raised, we expect that the additional issuance will keep financing levels close to federal funds levels before we see a resteepening of the front end of the yield curve. Therefore, we will continue to maintain our high liquidity base and will look to extend the portfolio's maturity as opportunities present themselves along the curve.

The Fund's portfolio composition, as a percent of net assets, at the end of August and as of our last report to shareholders is detailed below:


                                             8/31/06        2/28/06

Repurchase Agreements                         88.2%          69.5%
U.S. Government Obligations                   12.4           31.0
Liabilities in Excess of
  Other Assets                                (0.6)          (0.5)
                                             ------         ------
Total                                        100.0%         100.0%
                                             ======         ======


John Ng
Vice President and Portfolio Manager


September 6, 2006



MERRILL LYNCH U.S.A. GOVERNMENT RESERVES                        AUGUST 31, 2006



Disclosure of Expenses


Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on March 1, 2006 and held through August 31, 2006) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.


                                                                                                  Expenses Paid
                                                              Beginning            Ending       During the Period*
                                                            Account Value      Account Value      March 1, 2006
                                                               March 1,          August 31,       to August 31,
                                                                 2006               2006               2006
Actual

Merrill Lynch U.S.A. Government Reserves                        $1,000           $1,020.30            $4.63

Hypothetical (5% annual return before expenses)**

Merrill Lynch U.S.A. Government Reserves                        $1,000           $1,020.61            $4.63

 * Expenses are equal to the Fund's annualized expense ratio of .91%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.


MERRILL LYNCH U.S.A. GOVERNMENT RESERVES                        AUGUST 31, 2006



Schedule of Investments                                          (In Thousands)


                            Face         Interest       Maturity
Issue                      Amount          Rate           Date            Value

U.S. Government Obligations*--12.4%

U.S. Treasury Notes       $ 1,000         2.50  %      10/31/2006      $    996
                            2,600         2.625        11/15/2006         2,586
                            4,970         2.875        11/30/2006         4,943
                            4,000         3.125         1/31/2007         3,968
                            5,300         3.375         2/28/2007         5,255

Total U.S. Government Obligations
(Cost--$17,755)                                                          17,748


Face
Amount                Issue

Repurchase Agreements--88.2%

$ 15,000   Banc of America Securities LLC, purchased
           on 8/30/2006 to yield 5.23% to 9/06/2006,
           repurchase price of $15,015, collateralized
           by GNMA, 5.50% due 4/20/2036                                  15,000

  15,000   Citigroup Global Markets Inc., purchased
           on 8/30/2006 to yield 5.23% to 9/06/2006,
           repurchase price of $15,015, collateralized
           by GNMA, 4.50% to 6.30% due 9/15/2035
           to 10/15/2036                                                 15,000

  17,000   Countrywide Securities Corporation, purchased
           on 8/29/2006 to yield 5.22% to 9/05/2006,
           repurchase price of $17,017, collateralized
           by GNMA, 4.50% to 6.50% due 7/20/2032
           to 8/15/2036                                                  17,000

  17,000   Credit Suisse Securities USA LLC, purchased on
           8/29/2006 to yield 5.23% to 9/05/2006,
           repurchase price of $17,017, collateralized
           by GNMA, 5% to 5.50% due 4/15/2018
           to 7/15/2033                                                  17,000



Face
Amount                Issue                                               Value


Repurchase Agreements (concluded)

$ 15,000   Deutsche Bank Securities Inc., purchased on
           8/30/2006 to yield 5.23% to 9/06/2006,
           repurchase price of $15,015, collateralized
           by GNMA, 5.50% due 12/15/2035                              $  15,000

   7,000   Goldman Sachs & Co., purchased on 8/10/2006
           to yield 5.20% to 9/07/2006, repurchase price
           of $7,028, collateralized by U.S. Treasury Bonds,
           7.25% due 5/15/2016                                            7,000

  15,000   Greenwich Capital Markets, Inc., purchased
           on 8/30/2006 to yield 5.23% to 9/06/2006,
           repurchase price of $15,015, collateralized
           by GNMA, 5% to 8% due 10/15/2008
           to 10/15/2047                                                 15,000

   7,660   HSBC Securities (USA) Inc., purchased on
           8/31/2006 to yield 5.23% to 9/01/2006,
           repurchase price of $7,661, collateralized
           by U.S. Treasury STRIPS++, due 2/15/2017
           to 2/15/2036                                                   7,660

  17,000   J.P. Morgan Securities Inc., purchased on
           8/29/2006 to yield 5.22% to 9/05/2006,
           repurchase price of $17,017, collateralized
           by GNMA, 5.50% to 7% due 3/15/2021
           to 5/20/2036                                                  17,000

Total Repurchase Agreements
(Cost--$125,660)                                                        125,660

Total Investments
(Cost--$143,415**)--100.6%                                              143,408
Liabilities in Excess of Other Assets--(0.6%)                             (917)
                                                                      ---------
Net Assets--100.0%                                                    $ 142,491
                                                                      =========


  * U.S. Treasury Notes bear interest at the rates shown, payable at fixed dates until maturity.

 ** The cost and unrealized appreciation (depreciation) of investments as of August 31, 2006, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                       $  143,415
                                                         ==========
    Gross unrealized appreciation                                 2
    Gross unrealized depreciation                               (9)
                                                         ----------
    Net unrealized depreciation                          $      (7)
                                                         ==========


 ++ Separately Traded Registered Interest and Principal of Securities.

  o Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:


                                                  Net          Interest
    Affiliate                                   Activity        Income

    Merrill Lynch Government
       Securities, Inc.                         $(5,000)         $50


    See Notes to Financial Statements.



MERRILL LYNCH U.S.A. GOVERNMENT RESERVES                        AUGUST 31, 2006


Statement of Assets and Liabilities

As of August 31, 2006
Assets

       Investments in unaffiliated securities, at value (identified cost--$143,415,329)                           $   143,408,296
       Cash                                                                                                                 6,393
       Receivables:
           Beneficial interest sold                                                            $       643,204
           Interest                                                                                    139,300            782,504
                                                                                               ---------------
       Prepaid expenses                                                                                                    35,793
                                                                                                                  ---------------
       Total assets                                                                                                   144,232,986
                                                                                                                  ---------------

Liabilities

       Payables:
           Beneficial interest redeemed                                                              1,628,581
           Investment adviser                                                                           44,346
           Other affiliates                                                                             19,932
           Distributor                                                                                  18,878          1,711,737
                                                                                               ---------------
       Accrued expenses and other liabilities                                                                              30,002
                                                                                                                  ---------------
       Total liabilities                                                                                                1,741,739
                                                                                                                  ---------------

Net Assets

       Net assets                                                                                                 $   142,491,247
                                                                                                                  ===============

Net Assets Consist of

       Shares of beneficial interest, $.10 par value, unlimited number of shares authorized                       $    14,249,828
       Paid-in capital in excess of par                                                                               128,248,452
       Undistributed investment income--net                                                    $         1,204
       Accumulated realized capital losses--net                                                        (1,204)
       Unrealized depreciation--net                                                                    (7,033)
                                                                                               ---------------
       Total accumulated losses--net                                                                                      (7,033)
                                                                                                                  ---------------
       Net Assets--Equivalent to $1.00 per share based on 142,498,280 shares of beneficial
       interest outstanding                                                                                       $   142,491,247
                                                                                                                  ===============

       See Notes to Financial Statements.


MERRILL LYNCH U.S.A. GOVERNMENT RESERVES                        AUGUST 31, 2006


Statement of Operations

For the Year Ended August 31, 2006
Investment Income

       Interest and amortization of premium and discount earned (includes $50,018
       from affiliates)                                                                                           $     5,571,545

Expenses

       Investment advisory fees                                                                $       559,303
       Transfer agent fees                                                                             212,864
       Distribution fees                                                                               117,364
       Registration fees                                                                                50,173
       Accounting services                                                                              47,872
       Professional fees                                                                                47,090
       Printing and shareholder reports                                                                 42,063
       Trustees' fees and expenses                                                                      35,295
       Custodian fees                                                                                   11,699
       Pricing fees                                                                                      1,148
       Other                                                                                            14,254
                                                                                               ---------------
       Total expenses                                                                                                   1,139,125
                                                                                                                  ---------------
       Investment income--net                                                                                           4,432,420
                                                                                                                  ---------------

Realized & Unrealized Gain--Net

       Realized gain on investments--net                                                                                      420
       Change in unrealized depreciation on investments--net                                                               38,760
                                                                                                                  ---------------
       Total realized and unrealized gain--net                                                                             39,180
                                                                                                                  ---------------
       Net Increase in Net Assets Resulting from Operations                                                       $     4,471,600
                                                                                                                  ===============

       See Notes to Financial Statements.


MERRILL LYNCH U.S.A. GOVERNMENT RESERVES                        AUGUST 31, 2006


Statements of Changes in Net Assets
                                                                                                       For the Year Ended
                                                                                                           August 31,
Increase (Decrease) in Net Assets:                                                                   2006              2005
Operations

       Investment income--net                                                                  $     4,432,420    $     1,792,253
       Realized gain--net                                                                                  420                716
       Change in unrealized depreciation--net                                                           38,760           (15,628)
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from operations                                          4,471,600          1,777,341
                                                                                               ---------------    ---------------

Dividends & Distributions to Shareholders

       Investment income--net                                                                      (4,431,216)        (1,792,253)
       Realized gain--net                                                                              (1,624)              (716)
                                                                                               ---------------    ---------------
       Net decrease in net assets resulting from dividends and distributions to shareholders       (4,432,840)        (1,792,969)
                                                                                               ---------------    ---------------

Beneficial Interest Transactions

       Net proceeds from sale of shares                                                            481,309,025        320,826,590
       Value of shares issued to shareholders in reinvestment of dividends and distributions         4,432,787          1,793,000
                                                                                               ---------------    ---------------
                                                                                                   485,741,812        322,619,590
       Cost of shares redeemed                                                                   (450,034,696)      (349,067,374)
                                                                                               ---------------    ---------------
       Net increase (decrease) in net assets derived from beneficial interest transactions          35,707,116       (26,447,784)
                                                                                               ---------------    ---------------

Net Assets

       Total increase (decrease) in net assets                                                      35,745,876       (26,463,412)
       Beginning of year                                                                           106,745,371        133,208,783
                                                                                               ---------------    ---------------
       End of year*                                                                            $   142,491,247    $   106,745,371
                                                                                               ===============    ===============
           * Undistributed investment income--net                                              $         1,204                 --
                                                                                               ===============    ===============

             See Notes to Financial Statements.


MERRILL LYNCH U.S.A. GOVERNMENT RESERVES                        AUGUST 31, 2006


Financial Highlights

The following per share data and ratios have been derived                          For the Year Ended August 31,
from information provided in the financial statements.                2006         2005         2004         2003         2002
Per Share Operating Performance

       Net asset value, beginning of year                        $      1.00   $      1.00  $      1.00  $      1.00  $      1.00
                                                                 -----------   -----------  -----------  -----------  -----------
           Investment income--net                                      .0349         .0153        .0030        .0062        .0150
           Realized and unrealized gain (loss)--net                    .0003       (.0001)      (.0008)      (.0004)      (.0001)
                                                                 -----------   -----------  -----------  -----------  -----------
       Total from investment operations                                .0352         .0152        .0022        .0058        .0149
                                                                 -----------   -----------  -----------  -----------  -----------
       Less dividends and distributions:
           Investment income--net                                    (.0349)       (.0153)      (.0030)      (.0062)      (.0150)
           Realized gain--net                                            --*           --*          --*      (.0001)      (.0001)
                                                                 -----------   -----------  -----------  -----------  -----------
       Total dividends and distributions                             (.0349)       (.0153)      (.0030)      (.0063)      (.0151)
                                                                 -----------   -----------  -----------  -----------  -----------
       Net asset value, end of year                              $      1.00   $      1.00  $      1.00  $      1.00  $      1.00
                                                                 ===========   ===========  ===========  ===========  ===========
       Total investment return                                         3.55%         1.54%         .30%         .63%        1.45%
                                                                 ===========   ===========  ===========  ===========  ===========

Ratios to Average Net Assets

       Expenses                                                         .92%          .94%         .89%         .82%         .80%
                                                                 ===========   ===========  ===========  ===========  ===========
       Investment income and realized gain (loss)--net                 3.57%         1.50%         .29%         .65%        1.48%
                                                                 ===========   ===========  ===========  ===========  ===========

Supplemental Data

       Net assets, end of year (in thousands)                    $   142,491   $   106,745  $   133,209  $   187,648  $   244,229
                                                                 ===========   ===========  ===========  ===========  ===========

           * Amount is less than $(.0001) per share.

             See Notes to Financial Statements.



MERRILL LYNCH U.S.A. GOVERNMENT RESERVES                        AUGUST 31, 2006



Notes to Financial Statements


1. Significant Accounting Policies:
Merrill Lynch U.S.A. Government Reserves (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities with remaining maturities of greater than sixty days, for which market quotations are readily available, are valued at market value. As securities transition from sixty-one to sixty days to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Securities maturing sixty days or less from their date of acquisition are valued at amortized cost, which approximates market value. For purposes of valuation, the maturity of a variable rate security is deemed to be the next coupon date on which the interest rate is to be adjusted. Other investments for which market quotations are not available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

(b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(c) Recent accounting pronouncement--In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48") entitled "Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity including mutual funds before being measured and recognized in the financial statements. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. The impact on the Fund's financial statements, if any, is currently being assessed.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income (including amortization of premium and discount) is recognized on the accrual basis.

(e) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(f) Repurchase agreements--The Fund may invest in U.S. government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks-to-market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized. If the counterparty defaults and fair value of the collateral declines, liquidation of the collateral by the Fund may be delayed or limited.

(g) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests daily such dividends (net of non-resident alien tax and backup withholding tax withheld) in additional fund shares at net asset value. Dividends are declared from the total of net investment income. Distributions of net realized gain, if any, on investments are paid at least annually.

(h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.



MERRILL LYNCH U.S.A. GOVERNMENT RESERVES                        AUGUST 31, 2006



Notes to Financial Statements (continued)


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. For such services, the Fund pays a monthly fee equal to an annual rate of .45% of the average daily net assets of the Fund.

Pursuant to the Distribution and Shareholder Servicing Plan in compliance with Rule 12b-1 under the Investment Company Act of 1940, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of MLIM, receives a distribution fee from the Fund. The fee is accrued daily and paid monthly at the annual rate of .125% of average daily net assets of the Fund for shareholders whose Fund accounts are serviced by MLPF&S financial advisors, whether maintained through MLPF&S or directly with the Fund's transfer agent. The distribution fee is to compensate MLPF&S for providing, or arranging for the provision of, account maintenance and sales and promotional activities and services with respect to shares of the Fund. For the year ended August 31, 2006, MLPF&S earned $117,364 under the Shareholder Servicing Plan.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM.

FAM Distributors, Inc. ("FAMD"), a wholly owned subsidiary of ML & Co., is the Fund's distributor.

Financial Data Services, Inc. ("FDS"), a wholly owned subsidiary of ML & Co., is the Fund's transfer agent.

For the year ended August 31, 2006, the Fund reimbursed MLIM $2,669 for certain accounting services.

In February 2006, ML & Co. and BlackRock, Inc. entered into an agreement to contribute ML & Co.'s investment management business, including MLIM, to the investment management business of BlackRock, Inc. The transaction will close on September 29, 2006.

On August 31, 2006, shareholders of the Fund approved a new Investment Advisory Agreement with BlackRock Advisors, Inc., (the "Manager") a wholly owned subsidiary of BlackRock, Inc. BlackRock Advisors, Inc. was reorganized into BlackRock Advisors, LLC. The new advisory agreement will become effective on September 29, 2006 and the investment advisory fee is unchanged. In addition, the Manager has entered into a sub-advisory agreement with BlackRock Institutional Management Corporation, an affiliate, under which the Manager pays the Sub-Adviser for services it provides a fee equal to 59% of the management fee paid to the Manager.

In connection with the closing, BlackRock Distributors, Inc., an affiliate of BlackRock, Inc., will become an additional distributor, and MLIM, LLC, the security lending agent, will become BlackRock Investment Management, LLC.

During the year ended August 31, 2006, certain officers and/or trustees of the Fund are officers and/or directors of MLIM, PSI, FAMD, FDS, ML & Co., and/or MLIM, LLC.


3. Shares of Beneficial Interest:
The number of shares sold, reinvested and redeemed during the periods corresponds to the amounts included in the Statements of Changes in Net Assets with respect to net proceeds from sale of shares, value of shares reinvested and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.


4. Distributions to Shareholders:
The tax character of distributions paid during the fiscal years ended August 31, 2006 and August 31, 2005 was as follows:


                                           8/31/2006          8/31/2005
Distributions paid from:
  Ordinary income                    $     4,432,840    $     1,792,969
                                     ---------------    ---------------
Total taxable distributions          $     4,432,840    $     1,792,969
                                     ===============    ===============



MERRILL LYNCH U.S.A. GOVERNMENT RESERVES                        AUGUST 31, 2006



Notes to Financial Statements (concluded)


As of August 31, 2006, the components of accumulated losses on a tax basis were as follows:


Undistributed ordinary income--net                      $         1,204
Undistributed long-term capital gains--net                           --
                                                        ---------------
Total undistributed earnings--net                                 1,204
Capital loss carryforward                                        (945)*
Unrealized losses--net                                        (7,292)**
                                                        ---------------
Total accumulated losses--net                           $       (7,033)
                                                        ===============


* On August 31, 2006, the Fund had a net capital loss carryforward of $945, all of which expires in 2014. This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the deferral of post-October capital losses for tax purposes.



MERRILL LYNCH U.S.A. GOVERNMENT RESERVES                        AUGUST 31, 2006



Report of Independent Registered Public Accounting Firm


To the Shareholders and Board of Trustees of Merrill Lynch U.S.A. Government Reserves:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch U.S.A. Government Reserves (the "Fund") as of August 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2006, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch U.S.A. Government Reserves as of August 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
October 18, 2006



MERRILL LYNCH U.S.A. GOVERNMENT RESERVES                        AUGUST 31, 2006



Disclosure of Investment Advisory Agreement


The Board of Trustees met in March 2006 to consider approval of the Fund's management agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"), the Fund's manager at that time.

Activities and Composition of the Board of Trustees

All but one member of the Board of Trustees is an independent trustee whose only association with MLIM or other Merrill Lynch affiliates was as a trustee of the Fund and as a trustee or director of certain other funds advised by MLIM or its affiliates. The Chairman of the Board is also an independent trustee. New trustee nominees are chosen by a Nominating Committee comprised of independent trustees. All independent trustees also are members of the Board's Audit Committee, and the independent trustees meet in executive session at each in-person Board meeting. The Board and the Audit Committee meet in person for at least two days each quarter and conduct other in-person and telephone meetings throughout the year, some of which are formal Board meetings and some of which are informational meetings. The independent counsel to the independent trustees attends all in-person Board and Audit Committee meetings and other meetings at the independent trustees' request.


MLIM Management Agreement--Matters Considered by the Board

Every year, the Board considers approval of the Fund's management agreement. The Board assesses the nature, scope and quality of the services provided to the Fund by the personnel of the manager and its affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. The Board also receives and assesses information regarding the services provided to the Fund by certain unaffiliated service providers.

At various times throughout the year, the Board also considers a range of information in connection with its oversight of the services provided by the manager and its affiliates. Among the matters considered are: (a) fees (in addition to management fees) paid to the manager and its affiliates by the Fund, such as transfer agency fees and fees for marketing and distribution;
(b) Fund operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Fund's investment objective, policies and restrictions, and its compliance with its Code of Ethics and compliance policies and procedures; and (d) the nature, cost and character of non-investment management services provided by the manager and its affiliates.

The Board noted its view of MLIM as one of the most experienced global asset management firms and considered the overall services provided by MLIM to be of high quality. The Board also noted its view of MLIM as financially sound and well managed and noted MLIM's affiliation with one of America's largest financial firms. The Board works closely with the manager in overseeing the manager's efforts to achieve good performance. As part of this effort, the Board discusses portfolio manager effectiveness and, when performance is not satisfactory, discusses with the manager taking steps such as changing investment personnel.


Annual Consideration of Approval by the Board of Trustees

In the period prior to the Board meeting to consider renewal of the management agreement, the Board requests and receives materials specifically relating to the management agreement. These materials include (a) information compiled by Lipper Inc. ("Lipper") on the fees and expenses and the investment performance of the Fund as compared to a comparable group of funds as classified by Lipper; (b) sales and redemption data for the Fund; (c) a discussion by the Fund's portfolio management team regarding investment strategies used by the Fund during its most recent fiscal year; (d) information on the profitability to the manager and its affiliates of the management agreement and certain other relationships with the Fund; and (e) information provided by the manager concerning management fees charged to other clients, such as retail funds and institutional clients, under similar investment mandates. The Board also considers other matters it deems important to the approval process, such as payments made to the manager or its affiliates relating to the distribution of Fund shares, services related to the valuation and pricing of Fund portfolio holdings, allocation of Fund brokerage fees, the Fund's portfolio turnover statistics, and direct and indirect benefits to the manager and its affiliates from their relationship with the Fund. The Board did not identify any particular information as controlling, and each member of the Board may have attributed different weights to the various items considered.


Certain Specific Renewal Data

In connection with the most recent renewal of the management agreement between the Fund and MLIM (the "MLIM Management Agreement") in March 2006, the independent trustees' and the Board's review included the following:



MERRILL LYNCH U.S.A. GOVERNMENT RESERVES                        AUGUST 31, 2006



Disclosure of Investment Advisory Agreement (concluded)


Services Provided by the Manager--The Board reviewed the nature, extent and quality of services provided by MLIM, including the management services and the resulting performance of the Fund. The Board focused primarily on MLIM's investment advisory services and the Fund's investment performance. The Board compared Fund performance - both including and excluding the effects of the Fund's fees and expenses - to the performance of a comparable group of mutual funds and the performance of a relevant index or combination of indexes. While the Board reviews performance data at least quarterly, consistent with the manager's investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years. For the periods ended November 30, 2005, the Fund's performance after fees and expenses ranked in the fifth quintile of a comparable group of funds for the one-year period and in the fourth quintile for each of the three- and five-year periods. The Board noted that the Fund's performance before fees and expenses ranked in the second quintile for the one-year period and in the first quintile for each of the three- and five-year periods. Considering these factors, the Board concluded that the Fund's performance supported the continuation of the MLIM Management Agreement.

MLIM's Personnel and Investment Process--The Board reviewed the Fund's investment objectives and strategies. The Board discussed with MLIM's senior management responsible for investment operations and the senior management of MLIM's money market investing group the strategies being used to achieve the stated objectives. Among other things, the Board considered the size, education and experience of MLIM's investment staff, its use of technology, and MLIM's approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviewed MLIM's compensation policies and practices with respect to the Fund's portfolio manager. The Board also considered the experience of the Fund's portfolio management team and noted that Mr. Ng has more than twenty four years of experience in portfolio management. The Board considered the extensive experience of MLIM and its investment staff in analyzing and managing the types of investments used by the Fund. The Board concluded that the Fund benefits from that experience.

Management Fees and Other Expenses--The Board reviews the Fund's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels - the actual rate includes advisory and administrative service fees and the effects of any fee waivers - compared to the other funds in its Lipper category. It also compares the Fund's total expenses to those of other comparable funds. The Board considered the services provided to and the fees charged by MLIM to other types of clients, such as retail funds and an institutional client, with similar investment mandates. The Board noted that the fees charged by MLIM to the retail funds exceeded those being charged to the Fund. The Board noted that the fees charged by MLIM to the institutional client were less than the fees being charged to the Fund but determined that MLIM generally provided less extensive services to institutional clients. The Board also noted that the Fund's actual and contractual management fees were lower than the medians of fees charged to comparable funds as classified by Lipper, while the Fund's actual total expenses were higher than the median of total expenses of comparable funds. The Board concluded that the Fund's management fee rate and overall expense ratio were acceptable compared to those of other comparable funds.

Profitability--The Board considers the cost of the services provided to the Fund by the manager and the manager's and its affiliates' profits relating to the management and distribution of the Fund and the funds advised by the manager and its affiliates. As part of its analysis, the Board reviewed MLIM's methodology in allocating its costs to the management of the Fund and concluded that there was a reasonable basis for the allocation. The Board concluded that the profits of MLIM and its affiliates were acceptable in relation to the nature and quality of services provided and given the level of fees and expenses overall.

Economies of Scale--The Board considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in these economies of scale. While the Board concluded that it did not believe that the Fund's assets have reached a level where such economies are effectively available, the Board noted that it would continue to monitor information relating to economies of scale.


Conclusion

After the independent Trustees deliberated in executive session, the entire Board, including all of the independent Trustees, approved the renewal of the existing MLIM Management Agreement, concluding that the advisory fee was reasonable in relation to the services provided and that a contract renewal was in the best interests of the shareholders.



MERRILL LYNCH U.S.A. GOVERNMENT RESERVES                        AUGUST 31, 2006



Disclosure of New Investment Advisory Agreement


New BlackRock Investment Advisory Agreement--Matters Considered by the Board

In connection with the combination of Merrill Lynch's investment advisory business, including Merrill Lynch Investment Managers, L.P. (the "Previous Investment Adviser"), with that of BlackRock, Inc. ("BlackRock") to create a new independent company ("New BlackRock") (the "Transaction"), the Fund's Board of Trustees considered and approved a new investment advisory agreement (the "BlackRock Investment Advisory Agreement") between the Fund and BlackRock Advisors, LLC ("BlackRock Advisors"). The Fund's shareholders subsequently approved the BlackRock Investment Advisory Agreement and it became effective on September 29, 2006, replacing the investment advisory agreement with the Previous Investment Adviser (the "Previous Investment Advisory Agreement").

The Board discussed the BlackRock Investment Advisory Agreement at telephonic and in-person meetings held during April and May 2006. The Board, including the independent trustees, approved the BlackRock Investment Advisory Agreement at an in-person meeting held on May 8, 2006.

To assist the Board in its consideration of the BlackRock Investment Advisory Agreement, BlackRock provided materials and information about BlackRock, including its financial condition and asset management capabilities and organization, and Merrill Lynch provided materials and information about the Transaction. The independent trustees, through their independent legal counsel, also requested and received additional information from Merrill Lynch and BlackRock in connection with their consideration of the BlackRock Investment Advisory Agreement. The additional information was provided in advance of the May 8, 2006 meeting. In addition, the independent trustees consulted with their counsel and Fund counsel on numerous occasions, discussing among other things, the legal standards and certain other considerations relevant to the trustees' deliberations.

At the Board meetings, the trustees discussed with Merrill Lynch management and certain BlackRock representatives the Transaction, its strategic rationale and BlackRock's general plans and intentions regarding the Fund. At these Board meetings, representatives of Merrill Lynch and BlackRock made presentations to and responded to questions from the Board. The trustees also inquired about the plans for and anticipated roles and responsibilities of certain employees and officers of the Previous Investment Adviser, and of its affiliates, to be transferred to BlackRock in connection with the Transaction. The independent trustees of the Board also conferred separately and with their counsel about the Transaction and other matters related to the Transaction on a number of occasions, including in connection with the April and May 2006 meetings. After the presentations and after reviewing the written materials provided, the independent trustees met in executive sessions with their counsel to consider the BlackRock Investment Advisory Agreement.

In connection with the Board's review of the BlackRock Investment Advisory Agreement, Merrill Lynch and/or BlackRock advised the trustees about a variety of matters. The advice included the following, among other matters:

* that there was not expected to be any diminution in the nature, quality and extent of services provided to the Fund and its shareholders by BlackRock Advisors, including compliance services;

* that operation of New BlackRock as an independent investment management firm would enhance its ability to attract and retain talented professionals;

* that the Fund was expected to benefit from having access to BlackRock's state of the art technology and risk management analytic tools, including investment tools, provided under the BlackRock Solutions (R) brand name;

* that BlackRock had no present intention to alter any applicable expense waivers or reimbursements that were currently in effect and, while it reserved the right to do so in the future, it would seek the approval of the Board before making any changes;

* that BlackRock and Merrill Lynch would enter into an agreement, for an initial three-year period and automatically renewable from year to year thereafter, in connection with the Transaction under which Merrill Lynch-affiliated broker-dealers would continue to offer the Fund as an investment product;

* that BlackRock Advisors would have substantially the same access to the Merrill Lynch sales force when distributing shares of the Fund as was currently being provided to the Previous Investment Adviser and that other arrangements between the Previous Investment Adviser and Merrill Lynch sales channels would be preserved;



MERRILL LYNCH U.S.A. GOVERNMENT RESERVES                        AUGUST 31, 2006



Disclosure of New Investment Advisory Agreement (continued)


* that the Fund would have access to BlackRock's network of third party brokers, retirement plan platforms and registered investment advisers;

* that in connection with the Transaction, Merrill Lynch and BlackRock had agreed to conduct, and use reasonable best efforts to cause their respective affiliates to conduct, their respective businesses in compliance with the conditions of Section 15(f) of the Investment Company Act of 1940 (the "1940 Act") in relation to any public funds advised by BlackRock or the Previous Investment Adviser (or affiliates), respectively; and

* that Merrill Lynch and BlackRock would derive benefits from the Transaction and that, as a result, they had a financial interest in the matters being considered that was different from that of Fund shareholders.

The trustees considered the information provided by Merrill Lynch and BlackRock above, and, among other factors, the following:

* the potential benefits to Fund shareholders from being part of a combined fund family with BlackRock-sponsored funds, including possible economies of scale and access to investment opportunities;

* the potential for expanding distribution of Fund shares through improved access to third party distribution;

* the reputation, financial strength and resources of BlackRock and its investment advisory subsidiaries and the anticipated financial strength and resources of New BlackRock;

*  the compliance policies and procedures of BlackRock Advisors;

* the terms and conditions of the BlackRock Investment Advisory Agreement, including the fact that the schedule of the Fund's total advisory fees would not increase under the BlackRock Investment Advisory Agreement, but would remain the same;

* that in March 2006, the Board had performed, in March 2006, a full annual review of the Previous Investment Advisory Agreement, as required by the 1940 Act, and had determined that the Previous Investment Adviser had the capabilities, resources and personnel necessary to provide the advisory and administrative services that were then being provided to the Fund; and that the advisory and/or management fees paid by the Fund, taking into account any applicable agreed-upon fee waivers and breakpoints, had represented reasonable compensation to the Previous Investment Adviser in light of the services provided, the costs to the Previous Investment Adviser of providing those services, economies of scale, the fees and other expenses paid by similar funds (including information provided by Lipper Inc. ["Lipper"]), and such other matters as the trustees had considered relevant in the exercise of their reasonable judgment; and

* that Merrill Lynch had agreed to pay all expenses of the Fund in connection with the Board's consideration of the BlackRock Investment Advisory Agreement and related agreements and all costs of shareholder approval of the BlackRock Investment Advisory Agreement and as a result the Fund would bear no costs in obtaining shareholder approval of the BlackRock Investment Advisory Agreement.

Certain of these considerations are discussed in more detail below.

In its review of the BlackRock Investment Advisory Agreement, the Board assessed the nature, quality and scope of the services to be provided to the Fund by the personnel of BlackRock Advisors and its affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. In its review of the BlackRock Investment Advisory Agreement, the Board also considered a range of information in connection with its oversight of the services to be provided by BlackRock Advisors and its affiliates. Among the matters considered were: (a) fees (in addition to management fees) to be paid to BlackRock Advisors and its affiliates by the Fund; (b) Fund operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Fund's investment objective, policies and restrictions, and its compliance with its Code of Ethics and BlackRock Advisors' compliance policies and procedures; and (d) the nature, cost and character of non-investment management services to be provided by BlackRock Advisors and its affiliates.



MERRILL LYNCH U.S.A. GOVERNMENT RESERVES                        AUGUST 31, 2006



In the period prior to the Board meetings to consider renewal of the Previous Investment Adviser Investment Advisory Agreement, the Board had requested and received materials specifically relating to the Previous Investment Adviser Investment Advisory Agreement. These materials included (a) information compiled by Lipper on the fees and expenses and the investment performance of the Fund as compared to a comparable group of funds as classified by Lipper;
(b) a discussion by the Fund's portfolio management team on investment strategies used by the Fund during its most recent fiscal year; (c) information on the profitability to the Previous Investment Adviser of the Previous Investment Adviser Investment Advisory Agreement and other payments received by the Previous Investment Adviser and its affiliates from the Fund; and (d) information provided by the Previous Investment Adviser concerning services related to the valuation and pricing of the Fund's portfolio holdings, and direct and indirect benefits to the Previous Investment Adviser and its affiliates from their relationship with the Fund.

In their deliberations, the trustees considered information received in connection with their most recent approval of the continuance of the Previous Investment Adviser Investment Advisory Agreement, in addition to information provided by BlackRock and BlackRock Advisors in connection with their evaluation of the terms and conditions of the BlackRock Investment Advisory Agreement. The trustees did not identify any particular information that was all-important or controlling, and each trustee attributed different weights to the various factors. The trustees, including a majority of the independent trustees, concluded that the terms of the BlackRock Investment Advisory Agreement are appropriate, that the fees to be paid are reasonable in light of the services to be provided to the Fund, and that the BlackRock Investment Advisory Agreement should be approved and recommended to Fund shareholders.

Nature, Quality and Extent of Services Provided--The Board reviewed the nature, quality and extent of services provided by the Previous Investment Adviser, including the investment advisory services and the resulting performance of the Fund, as well as the nature, quality and extent of services expected to be provided by BlackRock Advisors. The Board focused primarily on the Previous Investment Adviser's investment advisory services and the Fund's investment performance, but also considered certain areas in which both the Previous Investment Adviser and the Fund received services as part of the Merrill Lynch complex. The Board compared the Fund's performance - both including and excluding the effects of fees and expenses - to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indexes. While the Board reviews performance data at least quarterly, consistent with the Previous Investment Adviser's investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years.

In evaluating the nature, quality and extent of the services to be provided by BlackRock Advisors under the BlackRock Investment Advisory Agreement, the trustees considered, among other things, the expected impact of the Transaction on the operations, facilities, organization and personnel of BlackRock Advisors and how it would affect the Fund; the ability of BlackRock Advisors to perform its duties after the Transaction; and any anticipated changes to the investment and other practices of the Fund.

The trustees were given information with respect to the potential benefits to the Fund and its shareholders from having access to BlackRock's state of the art technology and risk management analytic tools, including the investment tools provided under the BlackRock Solutions brand name.

The trustees were advised that, as a result of Merrill Lynch's equity interest in BlackRock after the Transaction, the Fund would continue to be subject to restrictions concerning certain transactions involving Merrill Lynch affiliates (for example, transactions with a Merrill Lynch broker-dealer acting as principal) absent revised or new regulatory relief. The trustees were advised that a revision of existing regulatory relief with respect to these restrictions was being sought from the Securities and Exchange Commission and were advised of the possibility of receipt of such revised regulatory relief, but there was no assurance that such relief would be obtained.

Based on their review of the materials provided and the assurances they had received from the management of Merrill Lynch and of BlackRock, the trustees determined that the nature and quality of services to be provided to the Fund under the BlackRock Investment Advisory Agreement were expected to be as good as or better than that provided under the Previous Investment Adviser Investment Advisory Agreement. The trustees were advised that BlackRock Advisors did not plan to change the Fund's portfolio management team upon the closing of the transaction. It was noted, however, that other changes in personnel were expected to follow the Transaction and the combination of the operations of the Previous Investment Adviser and its affiliates with those of BlackRock. The trustees noted that if current portfolio managers or other personnel were to cease to be available prior to the closing of the Transaction, the Board would consider all available options, including seeking the investment advisory or other services of BlackRock affiliates. Accordingly, the trustees concluded that, overall, they were satisfied at the present time with assurances from BlackRock and BlackRock Advisors as to the expected nature, quality and extent of the services to be provided to the Fund under the BlackRock Investment Advisory Agreement.



MERRILL LYNCH U.S.A. GOVERNMENT RESERVES                        AUGUST 31, 2006



Disclosure of New Investment Advisory Agreement (concluded)


Costs of Services Provided and Profitability--It was noted that, in conjunction with the recent review of the Previous Investment Adviser Investment Advisory Agreement, the trustees had received, among other things, a report from Lipper comparing the Fund's fees and expenses to those of a peer group selected by Lipper, and information as to the fees charged by the Previous Investment Adviser or its affiliates to other registered investment company clients for investment management services. The Board reviewed the Fund's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels - the actual rate includes advisory fees and the effects of any fee waivers - compared to the other funds in its Lipper category. They also compared the Fund's total expenses to those of other comparable funds. The information showed that the Fund had fees and expenses within the range of fees and expenses of comparable funds. The Board concluded that the Fund's management fee and fee rate and overall expense ratio are reasonable compared to those of other comparable funds.

In evaluating the costs of the services to be provided by BlackRock Advisors under the BlackRock Investment Advisory Agreement, the trustees considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on their review of the materials provided and the fact that the BlackRock Investment Advisory Agreement is substantially similar to the Previous Investment Adviser Investment Advisory Agreement in all material respects, including the rate of compensation, the trustees determined that the Transaction should not increase the total fees payable, including any fee waivers and expense reimbursements, for advisory and administrative services. The trustees noted that it was not possible to predict with certainty New BlackRock's future profitability from its relationship with the Fund.

The trustees discussed with BlackRock Advisors its general methodology to be used in determining New BlackRock's profitability with respect to its relationship with the Fund. The trustees noted that they expect to receive profitability information from New BlackRock on at least an annual basis and thus be in a position to evaluate whether any adjustments in the Fund's fees and/or fee breakpoints would be appropriate.

Fees and Economies of Scale--The Board considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in these economies of scale. The Board determined that changes were not currently necessary and that the Fund appropriately participated in these economies of scale.

In reviewing the Transaction, the trustees considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on the fact that the BlackRock Investment Advisory Agreement is substantially similar to the Previous Investment Adviser Investment Advisory Agreement in all material respects, including the rate of compensation, the trustees determined that as a result of the Transaction, the Fund's total advisory fees would be no higher than the fees under the Previous Investment Adviser Investment Advisory Agreement. The trustees noted that in conjunction with their most recent deliberations concerning the Previous Investment Adviser Investment Advisory Agreement, the trustees had determined that the total fees for advisory and administrative services for the Fund were reasonable in light of the services provided. It was noted that in conjunction with the recent review of the Previous Investment Adviser Investment Advisory Agreement, the trustees had received, among other things, a report from Lipper comparing the Fund's fees, expenses and performance to those of a peer group selected by Lipper, and information as to the fees charged by the Previous Investment Adviser to other registered investment company clients for investment management services. The trustees concluded that because the rates for advisory fees for the Fund would be no higher than the fee rates in effect at the time, the proposed management fee structure, including any fee waivers, was reasonable and that no additional changes were currently necessary.



MERRILL LYNCH U.S.A. GOVERNMENT RESERVES                        AUGUST 31, 2006



Fall-Out Benefits--In evaluating the fall-out benefits to be received by BlackRock Advisors under the BlackRock Investment Advisory Agreement, the trustees considered whether BlackRock Advisors would experience such benefits to the same extent that the Previous Investment Adviser was experiencing such benefits under the Previous Investment Advisory Agreement. Based on their review of the materials provided, including materials received in connection with their most recent approval of the continuance of the Previous Investment Adviser Investment Advisory Agreement, and their discussions with management of the Previous Investment Adviser and BlackRock, the trustees determined that BlackRock Advisors' fall-out benefits could include increased ability for BlackRock to distribute shares of its funds and other investment products. The trustees also considered possible benefits stemming from the proposal that PFPC Financial Services, an affiliate of BlackRock, serve as transfer agent for the Fund following the Transaction. The trustees noted that any benefits were difficult to quantify with certainty at this time, and indicated that they would continue to evaluate them going forward.

Investment Performance--The trustees considered investment performance for the Fund. The trustees compared the Fund's performance - both including and excluding the effects of fees and expenses - to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indexes. The comparative information received from Lipper showed Fund performance at various levels within the range of performance of comparable funds over different time periods. While the Board reviews performance data at least quarterly, consistent with the Previous Investment Adviser's investment goals, the Board attaches more importance over relatively long periods of time, typically three to five years. The trustees believed the Fund's performance was satisfactory. Also, the trustees took into account the investment performance of funds advised by BlackRock Advisors. The Board considered comparative information from Lipper which showed that the performance of the funds advised by BlackRock Advisors was within the range of performance of comparable funds over different time periods. The Board noted BlackRock's considerable investment management experience and capabilities, but was unable to predict what effect, if any, consummation of the Transaction would have on the future performance of the Fund.

Conclusion--After the independent trustees of the Fund deliberated in executive session, the entire Board, including the independent trustees, approved the BlackRock Investment Advisory Agreement, concluding that the advisory fee rate was reasonable in relation to the services provided and that the BlackRock Investment Advisory Agreement was in the best interests of the shareholders. In approving the BlackRock Investment Advisory Agreement, the Board noted that it anticipated reviewing the continuance of the agreement in advance of the expiration of the initial two-year period.


New BlackRock Sub-Advisory Agreement--Matters Considered by the Board

At an in-person meeting held on August 16-17, 2006, the Board of Trustees, including the independent trustees, discussed and approved the sub-advisory agreement (the "BlackRock Sub-Advisory Agreement") between BlackRock Advisors and its affiliate, BlackRock Capital Management, Inc. (the "Sub-Adviser"). The BlackRock Sub-Advisory Agreement became effective on September 29, 2006, at the same time the BlackRock Investment Advisory Agreement became effective.

Pursuant to the BlackRock Sub-Advisory Agreement, the Sub-Adviser receives a monthly fee from BlackRock Advisors equal to 59% of the advisory fee received by BlackRock Advisors from the Fund. BlackRock Advisors pays the Sub-Adviser out of its own resources, and there is no increase in Fund expenses as a result of the BlackRock Sub-Advisory Agreement.

In approving the BlackRock Sub-Advisory Agreement at the August in-person meeting, the Board reviewed its considerations in connection with its approval of the BlackRock Investment Advisory Agreement in May 2006. The Board relied on the same information and considered the same factors as those discussed above in connection with the approval of the BlackRock Investment Advisory Agreement. In reviewing the sub-advisory fee rate provided in the BlackRock Sub-Advisory Agreement, the Board noted the fact that both BlackRock Advisors and the Sub-Adviser have significant responsibilities under their respective advisory agreements. BlackRock Advisors remains responsible for oversight of the Fund's operations and administration, and the Sub-Adviser provides advisory services to the Fund and is responsible for the day-to-day management of the Fund's portfolio under the BlackRock Sub-Advisory Agreement. The Board also took into account the fact that there is no increase in total advisory fees paid by the Fund as a result of the BlackRock Sub-Advisory Agreement. Under all of the circumstances, the Board concluded that it was a reasonable allocation of fees for the Sub-Adviser to receive 59% of the advisory fee paid by the Fund to BlackRock Advisors.

After the independent trustees deliberated in executive session, the entire Board, including the independent trustees, approved the BlackRock Sub-Advisory Agreement, concluding that the sub-advisory fee was reasonable in relation to the services provided and that the Sub-Advisory Agreement was in the best interests of shareholders.



MERRILL LYNCH U.S.A. GOVERNMENT RESERVES                        AUGUST 31, 2006


Officers and Trustees
                                                                                               Number of
                                                                                               Portfolios in   Other Public
                        Position(s)  Length of                                                 Fund Complex    Directorships
                        Held with    Time                                                      Overseen by     Held by
Name, Address & Age     Fund         Served   Principal Occupation(s) During Past 5 Years      Trustee         Trustee
Interested Trustee


Robert C. Doll, Jr.*    President    2005 to  Vice Chairman and Director of BlackRock, and     131 Funds       None
P.O. Box 9011           and          present  Global Chief Investment Officer for Equities,    174 Portfolios
Princeton,              Trustee               Chairman of the BlackRock Private Client
NJ 08543-9011                                 Operating Committee, and member of the
Age: 52                                       BlackRock Executive Committee since 2006;
                                              President of the Funds advised by Merrill Lynch
                                              Investment Managers ("MLIM") and its affiliates
                                              ("MLIM/FAM-advised funds") from 2005 to
                                              2006 and Chief Investment Officer thereof from
                                              2001 to 2006; President of MLIM and Fund
                                              Asset Management, L.P. ("FAM") from 2001
                                              to 2006; Co-Head (Americas Region) thereof
                                              from 2000 to 2001 and Senior Vice President
                                              from 1999 to 2001; President and Director
                                              of Princeton Services, Inc. ("Princeton
                                              Services") since 2001; President of Princeton
                                              Administrators, L.P. ("Princeton Administrators")
                                              from 2001 to 2006; Chief Investment Officer
                                              of OppenheimerFunds, Inc. in 1999 and
                                              Executive Vice President thereof from 1991
                                              to 1999.

 * Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which BlackRock acts as investment adviser. Mr. Doll is an "interested person," as defined in the Investment Company Act, of the Fund based on his current and former positions with BlackRock, Inc. and its affiliates.
   Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Doll serves at the pleasure of the Board of Trustees.


MERRILL LYNCH U.S.A. GOVERNMENT RESERVES                        AUGUST 31, 2006


Officers and Trustees (continued)
                                                                                               Number of
                                                                                               Portfolios in   Other Public
                        Position(s)  Length of                                                 Fund Complex    Directorships
                        Held with    Time                                                      Overseen by     Held by
Name, Address & Age     Fund         Served   Principal Occupation(s) During Past 5 Years      Trustee         Trustee
Independent Trustees*


Donald W. Burton        Trustee      2002 to  General Partner of The Burton Partnership,       21 Funds        Knology, Inc.
P.O. Box 9095                        present  Limited Partnership (an investment partnership)  38 Portfolios   (telecommuni-
Princeton,                                    since 1979; Managing General Partner of The                      cations) and
NJ 08543-9095                                 South Atlantic Venture Funds since 1983; Member                  Symbion Inc.
Age: 62                                       of the Investment Advisory Council of the Florida                 (healthcare)
                                              State Board of Administration since 2001.


John Francis O'Brien    Trustee      2005 to  President and Chief Executive Officer of         21 Funds        Cabot
P.O. Box 9095                        present  Allmerica Financial Corporation (financial       38 Portfolios   Corporation
Princeton,                                    services holding company) from 1995 to 2002 and                  (chemicals),
NJ 08543-9095                                 Director from 1995 to 2003; President of                         LKQ Corporation
Age: 63                                       Allmerica Investment Management Co., Inc.                        (auto parts
                                              (investment adviser) from 1989 to 2002, Director                  manufacturing)
                                              from 1989 to 2002 and Chairman of the Board from                  and TJX
                                              1989 to 1990; President, Chief Executive Officer                  Companies, Inc.
                                              and Director of First Allmerica Financial Life                   (retailer)
                                              Insurance Company from 1989 to 2002 and Director of
                                              various other Allmerica Financial companies until
                                              2002; Director from 1989 to 2006, Member of
                                              the Governance Nominating Committee from
                                              2004 to 2006, Member of the Compensation
                                              Committee from 1989 to 2006 and Member of
                                              the Audit Committee from 1990 to 2004 of
                                              ABIOMED; Director, Member of the Governance
                                              and Nomination Committee and Member of the
                                              Audit Committee of Cabot Corporation since
                                              1990; Director and Member of the Audit Committee
                                              and Compensation Committee of LKQ Corporation
                                              since 2003; Lead Director of TJX Companies, Inc.
                                              since 1999; Trustee of the Woods Hole Oceanographic
                                              Institute since 2003.


David H. Walsh          Trustee      2003 to  Consultant with Putnam Investments from 1993     21 Funds        None
P.O. Box 9095                        present  to 2003, and employed in various capacities      38 Portfolios
Princeton,                                    therewith from 1973 to 1992; Director,
NJ 08543-9095                                 Massachusetts Audubon Society from 1990 to
Age: 64                                       1997; Director, The National Audubon Society
                                              from 1998 to 2005; Director, The American
                                              Museum of Fly Fishing since 1997.


Fred G. Weiss**         Trustee      1998 to  Managing Director of FGW Associates since        21 Funds        Watson
P.O. Box 9095                        present  1997; Vice President, Planning, Investment       38 Portfolios   Pharmaceuticals,
Princeton,                                    and Development of Warner Lambert Co. from                       Inc.
NJ 08543-9095                                 1979 to 1997; Director of the Michael J. Fox                     (pharmaceutical
Age: 65                                       Foundation for Parkinson's Research since 2000;                  company)
                                              Director of BTG International Plc (a global
                                              technology commercialization company)
                                              since 2001.

 * Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

** Chairman of the Board of Trustees and the Audit Committee.


MERRILL LYNCH U.S.A. GOVERNMENT RESERVES                        AUGUST 31, 2006


Officers and Trustees (concluded)

                        Position(s)  Length of
                        Held with    Time
Name, Address & Age     Fund         Served   Principal Occupation(s) During Past 5 Years
Fund Officers*


Donald C. Burke         Vice         1993 to  Managing Director of BlackRock since 2006; Managing Director of MLIM and FAM
P.O. Box 9011           President    present  from 2005 to 2006 and Treasurer thereof from 1999 to 2006; First Vice President of
Princeton,              and          and      MLIM and FAM from 1997 to 2005; Senior Vice President and Treasurer of Princeton
NJ 08543-9011           Treasurer    1999 to  Services from 1999 to 2006 and Director from 2004 to 2006; Vice President of FAM
Age: 46                              present  Distributors, Inc. ("FAMD") from 1999 to 2006 and Director from 2004 to 2006; Vice
                                              President of MLIM and FAM from 1990 to 1997; Director of Taxation of MLIM from
                                              1990 to 2001; Vice President, Treasurer and Secretary of the IQ Funds from 2004 to 2006.


John Ng                 Vice         2001 to  Director of BlackRock since 2006; Director of MLIM from 2000 to 2006; Vice President
P.O. Box 9011           President    present  of MLIM from 1984 to 2000.
Princeton,
NJ 08543-9011
Age: 52


Jeffrey Hiller          Fund         2004 to  Managing Director of BlackRock and Fund Chief Compliance Officer since 2006; Chief
P.O. Box 9011           Chief        present  Compliance Officer of the MLIM/FAM-advised funds and First Vice President and Chief
Princeton,              Compliance            Compliance Officer of MLIM (Americas Region) from 2004 to 2006; Chief Compliance
NJ 08543-9011           Officer               Officer of the IQ Funds since 2004; Global Director of Compliance at Morgan Stanley
Age: 55                                       Investment Management from 2002 to 2004; Managing Director and Global Director of Compliance at Citigroup Asset Management from 2000 to 2002; Chief Compliance
                                              Officer at Soros Fund Management in 2000; Chief Compliance Officer at Prudential
                                              Financial from 1995 to 2000; Senior Counsel in the Securities and Exchange
                                              Commission's Division of Enforcement in Washington, D.C. from 1990 to 1995.


Alice A. Pellegrino     Secretary    2004 to  Director of BlackRock since 2006; Director (Legal Advisory) of MLIM from 2002 to
P.O. Box 9011                        present  2006; Vice President of MLIM from 1999 to 2002; Attorney associated with MLIM
Princeton,                                    from 1997 to 2006; Secretary of MLIM, FAM, FAMD and Princeton Services from
NJ 08543-9011                                 2004 to 2006.
Age: 46


 * Officers of the Fund serve at the pleasure of the Board of Trustees.


Further information about the Fund's Officers and Trustees is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.


Custodian
The Bank of New York
100 Church Street
New York, NY 10286


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-221-7210


  Laurie Simon Hodrick resigned as a Trustee of the Fund effective May 1, 2006.



MERRILL LYNCH U.S.A. GOVERNMENT RESERVES                        AUGUST 31, 2006



Electronic Delivery


Electronic copies of most financial reports and prospectuses are available on the Fund's Web site. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund's electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.



Availability of Quarterly Schedule of Investments


The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



MERRILL LYNCH U.S.A. GOVERNMENT RESERVES                        AUGUST 31, 2006



BlackRock Privacy Principles


BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.


MERRILL LYNCH U.S.A. GOVERNMENT RESERVES                        AUGUST 31, 2006


Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and
           (ii) each audit committee financial expert is independent: (1) Donald W. Burton, (2) Laurie Simon Hodrick (resigned as of May 1,
           2006), (3) John F. O'Brien, (4) David H. Walsh and (5) Fred G.
           Weiss.

           The registrant's board of directors has determined that Laurie Simon Hodrick qualifies as a financial expert pursuant to Item 3(c)(4) of Form N-CSR.

           Ms. Hodrick has a thorough understanding of generally accepted accounting principals, financial statements, and internal controls and procedures for financial reporting. Ms. Hodrick earned a Ph.D. in economics and has taught courses in finance for over 15 years. Her M.B.A.-level course centers around the evaluation and analysis of firms' corporate financial statements. She has also taught in financial analysts' training programs. Ms. Hodrick has also worked with several prominent corporations in connection with the analysis of financial forecasts and projections and analysis of the financial statements of those companies, serving on the Financial Advisory Council of one of these major corporations. She has also served as the Treasurer and Finance Chair of a 501(c)(3) organization. Ms. Hodrick has published a number of articles in leading economic and financial journals and is the associate editor of two leading finance journals.

Item 4 -   Principal Accountant Fees and Services

           (a) Audit Fees -       Fiscal Year Ending August 31, 2006 - $26,500
                                  Fiscal Year Ending August 31, 2005 - $26,000

           (b) Audit-Related Fees -
                                  Fiscal Year Ending August 31, 2006 - $0
                                  Fiscal Year Ending August 31, 2005 - $0

           (c) Tax Fees -         Fiscal Year Ending August 31, 2006 - $6,000
                                  Fiscal Year Ending August 31, 2005 - $7,000

           The nature of the services include tax compliance, tax advice and tax planning.

           (d) All Other Fees -   Fiscal Year Ending August 31, 2006 - $0
                                  Fiscal Year Ending August 31, 2005 - $0

           (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

           (e)(2)  0%

           (f) Not Applicable

           (g) Fiscal Year Ending August 31, 2006 - $3,098,500
               Fiscal Year Ending August 31, 2005 - $7,377,027

           (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

           Regulation S-X Rule 2-01(c)(7)(ii) - $1,739,500, 0%

Item 5 -   Audit Committee of Listed Registrants - Not Applicable

Item 6 -   Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -  Submission of Matters to a Vote of Security Holders - The
           registrant's Nominating Committee will consider nominees to the Board recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations which include biographical information and sets forth the qualifications of the proposed nominee to the registrant's Secretary. There have been no material changes to these procedures.

Item 11 -  Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act
           (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Merrill Lynch U.S.A. Government Reserves


By:    /s/ Robert C. Doll, Jr.
       -----------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Merrill Lynch U.S.A. Government Reserves


Date: October 19, 2006


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    /s/ Robert C. Doll, Jr.
       -----------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Merrill Lynch U.S.A. Government Reserves


Date: October 19, 2006


By:    /s/ Donald C. Burke
       -----------------------
       Donald C. Burke,
       Chief Financial Officer of
       Merrill Lynch U.S.A. Government Reserves


Date: October 19, 2006